                                                                    EXHIBIT 99.1

CASE NAME:       KEVCO, INC.                                       ACCRUAL BASIS

CASE NUMBER:     401-40783-BJH-11

JUDGE:           BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: FEBRUARY 28, 2002
                                       -----------------

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:
                                               EXECUTIVE VICE PRESIDENT AND
/s/ Wilford W. Simpson                           CHIEF FINANCIAL OFFICER
---------------------------------------        ----------------------------
Original Signature of Responsible Party                   Title

WILFORD W. SIMPSON                                    MARCH 21, 2002
---------------------------------------        ----------------------------
Printed Name of Responsible Party                          Date


PREPARER:

/s/ Dennis S. Faulkner                            ACCOUNTANT FOR DEBTOR
---------------------------------------        ----------------------------
Original Signature of Preparer                            Title

DENNIS S. FAULKNER                                    MARCH 21, 2002
---------------------------------------        ----------------------------
Printed Name of Preparer                                   Date

CASE NAME:       KEVCO, INC.                                   ACCRUAL BASIS - 1

CASE NUMBER:     401-40783-BJH-11

COMPARATIVE BALANCE SHEET

                                                                        SCHEDULED         MONTH              MONTH
ASSETS                                                                   AMOUNT           JAN-02             FEB-02          MONTH
------                                                                ------------     ------------       ------------       -----

1.  Unrestricted Cash (Footnote)                                            1,000             1,000              1,000
2.  Restricted Cash
3.  Total Cash                                                              1,000             1,000              1,000
4.  Accounts Receivable (Net)
5.  Inventory
6.  Notes Receivable
7.  Prepaid Expenses
8.  Other (Attach List)                                                   459,000                 0                  0
9.  Total Current Assets                                                  460,000             1,000              1,000
10. Property, Plant & Equipment
11. Less: Accumulated Depreciation/Depletion
12. Net Property, Plant & Equipment
13. Due From Insiders
14. Other Assets - Net of Amortization (Attach List)                    4,790,071         6,801,458          6,801,458
15. Other (Attach List)                                               613,299,110       310,687,331        310,687,331
16. Total Assets                                                      618,549,181       317,489,789        317,489,789

POST PETITION LIABILITIES

17. Accounts Payable
18. Taxes Payable
19. Notes Payable
20. Professional Fees
21. Secured Debt
22. Other (Attach List)                                                                  78,485,673         79,607,252
23. Total Post Petition Liabilities                                                      78,485,673         79,607,252

PRE PETITION LIABILITIES

24. Secured Debt (FOOTNOTE)                                            75,885,064        13,509,318         13,590,741
25. Priority Debt
26. Unsecured Debt
27. Other (Attach List)                                               136,505,780       141,833,049        141,833,049
28. Total Pre Petition Liabilities                                    212,390,844       155,342,367        155,423,790
29. Total Liabilities                                                 212,390,844       233,828,040        235,031,042

EQUITY

30. Pre Petition Owners' Equity                                                         406,158,337        406,158,337
31. Post Petition Cumulative Profit Or (Loss)                                           (10,364,925)       (11,567,927)
32. Direct Charges To Equity (Attach Explanation)(FOOTNOTE)                            (312,131,663)      (312,131,663)
33. Total Equity                                                                         83,661,749         82,458,747
34. Total Liabilities and Equity                                                        317,489,789        317,489,789

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:       KEVCO, INC.                                SUPPLEMENT TO

CASE NUMBER:     401-40783-BJH-11                         ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET

                                                     SCHEDULED          MONTH              MONTH
ASSETS                                                 AMOUNT           JAN-02             FEB-02          MONTH
------                                              ------------     ------------       ------------       -----
A.  Prepaid Escrowed Retention Pmts.                    459,000
B.
C.
D.
E.
TOTAL OTHER ASSETS - LINE 8                             459,000

A.  Capitalized loan costs                            4,790,071        4,297,973          4,297,973
B.  Investment in Subsidiaries                                         2,503,485          2,503,485
C.
D.
E.
TOTAL OTHER ASSETS NET OF
AMORTIZATION - LINE 14                                4,790,071        6,801,458          6,801,458

A.  Intercompany Receivables (FOOTNOTE)             306,649,555
B.  Interco. Promissory Note (FOOTNOTE)             235,981,314      235,981,314        235,981,314
C.  Interco. Royalties (FOOTNOTE)                    70,668,241       74,706,017         74,706,017
D.
E.
TOTAL OTHER ASSETS - LINE 15                        613,299,110      310,687,331        310,687,331

POST PETITION LIABILITIES
A.  Interco. Payables (FOOTNOTE)                                      62,980,907         62,980,907
B.  Accrued Interest on Notes/Bonds                                   15,504,766         16,626,345
C.
D.
E.
TOTAL OTHER POST PETITION
LIABILITIES - LINE 22                                                 78,485,673         79,607,252

PRE PETITION LIABILITIES
A.  Interco. Liabilities (FOOTNOTE)                   8,005,780        8,005,780          8,005,780
B.  10 3/8% Sr. Sub. Notes                          105,000,000      105,000,000        105,000,000
C.  Senior Sub. Exchangeable Notes                   23,500,000       23,500,000         23,500,000
D.  Accrued Interest on Notes/Bonds                                    5,327,269          5,327,269
E.

TOTAL OTHER PRE PETITION
LIABILITIES - LINE 27                               136,505,780      141,833,049        141,833,049

CASE NAME:       KEVCO, INC.                                   ACCRUAL BASIS - 2

CASE NUMBER:     401-40783-BJH-11

INCOME STATEMENT

                                                         MONTH            MONTH                      QUARTER
REVENUES                                                JAN-02           FEB-02         MONTH         TOTAL
--------                                              ----------       ----------       -----       ----------
1.  Gross Revenues
2.  Less: Returns & Discounts
3.  Net Revenue

COST OF GOODS SOLD

4.  Material
5.  Direct Labor
6.  Direct Overhead
7.  Total Cost Of Goods Sold
8.  Gross Profit

OPERATING EXPENSES

9.  Officer / Insider Compensation
10. Selling & Marketing
11. General & Administrative
12. Rent & Lease
13. Other (Attach List)
14. Total Operating Expenses
15. Income Before Non-Operating
    Income & Expense

OTHER INCOME & EXPENSES

16. Non-Operating Income (Att List)
17. Non-Operating Expense (Att List)
18. Interest Expense                                   1,322,406        1,203,002                 2,525,408
19. Depreciation / Depletion
20. Amortization
21. Other (Attach List)
22. Net Other Income & Expenses                       (1,322,406)      (1,203,002)               (2,525,408)

REORGANIZATION EXPENSES

23. Professional Fees
24. U.S. Trustee Fees
25. Other (Attach List)
26. Total Reorganization Expenses
27. Income Tax
28. Net Profit (Loss)                                 (1,322,406)      (1,203,002)               (2,525,408)

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:       KEVCO, INC.                                   ACCRUAL BASIS - 3

CASE NUMBER:     401-40783-BJH-11

CASH RECEIPTS AND                                      MONTH           MONTH                            QUARTER
DISBURSEMENTS                                         JAN-02           FEB-02           MONTH            TOTAL
-----------------                                     ------           ------           -----           -------
1.  Cash - Beginning Of Month                                  SEE ATTACHED SUPPLEMENT AND FOOTNOTE

RECEIPTS FROM OPERATIONS

2.  Cash Sales

COLLECTION OF ACCOUNTS RECEIVABLE

3.  Pre Petition
4.  Post Petition
5.  Total Operating Receipts

NON-OPERATING RECEIPTS

6.  Loans & Advances (Attach List)
7.  Sale of Assets
8.  Other (Attach List)
9.  Total Non-Operating Receipts
10. Total Receipts
11. Total Cash Available

OPERATING DISBURSEMENTS

12. Net Payroll
13. Payroll Taxes Paid
14. Sales, Use & Other Taxes Paid
15. Secured / Rental / Leases
16. Utilities
17. Insurance
18. Inventory Purchases
19. Vehicle Expenses
20. Travel
21. Entertainment
22. Repairs & Maintenance
23. Supplies
24. Advertising
25. Other (Attach List)
26. Total Operating Disbursements

REORGANIZATION DISBURSEMENTS

27. Professional Fees
28. U.S. Trustee Fees
29. Other (Attach List)
30. Total Reorganization Expenses
31. Total Disbursements
32. Net Cash Flow
33. Cash - End of Month

This form  X  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:       KEVCO, INC.                    SUPPLEMENT TO ACCRUAL BASIS -3
                                                FEBRUARY, 2002
CASE NUMBER:     401-40783-BJH-11               CASH RECEIPTS AND DISBURSEMENTS

                                                DIST LP         MFG          MGMT        HOLDING    COMP      KEVCO INC     TOTAL
                                                -------       -------      ---------     -------    ----      ---------   ---------
 1. CASH-BEGINNING OF MONTH                          --       151,415      3,006,125          --      --         1,000    3,158,540

   RECEIPTS FROM OPERATIONS
 2. CASH SALES                                       --            --                                                            --
   COLLECTION OF ACCOUNTS RECEIVABLE
 3. PRE PETITION                                     --            --                                                            --
 4. POST PETITION                                                  --                                                            --

 5. TOTAL OPERATING RECEIPTS                         --            --             --          --      --            --           --

   NON OPERATING RECEIPTS
 6. LOANS & ADVANCES                                               --                                                            --
 7. SALE OF ASSETS                                                 --                                                            --
 8. OTHER                                            --        10,441         55,971          --      --            --       66,412
     INTERCOMPANY TRANSFERS                       2,315         4,304         (6,619)         --                                 --
             SALE EXPENSE REIMBURSEMENT
             INCOME TAX REFUND
             RENT
             PAYROLL TAX ADVANCE RETURNED                                     50,183
             MISC                                                              1,820                  --
             INTEREST INCOME                                                   3,968

 9. TOTAL NON OPERATING RECEIPTS                  2,315        14,745         49,352          --      --            --       66,412

10. TOTAL RECEIPTS                                2,315        14,745         49,352          --      --            --       66,412

11. CASH AVAILABLE                                2,315       166,160      3,055,477          --      --         1,000    3,224,952

   OPERATING DISBURSEMENTS
12. NET PAYROLL                                                               33,962                                         33,962
13. PAYROLL TAXES PAID                                             --          6,934                                          6,934
14. SALES, USE & OTHER TAXES PAID                                  --                                                            --
15. SECURED/RENTAL/LEASES                                          --          6,834                                          6,834
16. UTILITIES                                                      --            170                                            170
17. INSURANCE                                                      --         11,271                                         11,271
18. INVENTORY PURCHASES                                            --                                                            --
19. VEHICLE EXPENSE                                                --                                                            --
20. TRAVEL                                                         --                                                            --
21. ENTERTAINMENT                                                  --                                                            --
22. REPAIRS & MAINTENANCE                                          --                                                            --
23. SUPPLIES                                                       --                                                            --
24. ADVERTISING                                                                                                                  --
25. OTHER                                         2,315        45,167          6,957          --      --            --       54,439
             LOAN PAYMENTS                                         --             --                                             --
                FREIGHT                                            --                                                            --
                CONTRACT LABOR                                     --            563                                            563
                401 K PAYMENTS                                     --                                                            --
                PAYROLL TAX ADVANCE ADP                                                                                          --
                WAGE GARNISHMENTS                                                                                                --
                MISC                              2,315        45,167          6,394                                         53,876

26. TOTAL OPERATING DISBURSEMENTS                 2,315        45,167         66,128          --      --            --      113,610

   REORGANIZATION DISBURSEMENTS
27. PROFESSIONAL FEES                                              --         30,567                                         30,567
28. US TRUSTEE FEES                                                --                                                            --
29. OTHER                                                                                                                        --
30. TOTAL REORGANIZATION EXPENSE                     --            --         30,567          --      --            --       30,567

31. TOTAL DISBURSEMENTS                           2,315        45,167         96,695          --      --            --      144,177

32. NET CASH FLOW                                    --       (30,422)       (47,343)         --      --            --      (77,765)

33. CASH- END OF MONTH                               --       120,993      2,958,782          --      --         1,000    3,080,775

CASE NAME:       KEVCO, INC.                                  ACCRUAL BASIS - 4

CASE NUMBER:     401-40783-BJH-11

                                                    SCHEDULED        MONTH           MONTH
ACCOUNTS RECEIVABLE AGING                            AMOUNT          JAN-02          FEB-02               MONTH
-------------------------                           ---------        ------          ------               -----
1. 0 - 30
2. 31 - 60
3. 61 - 90
4. 91 +
5. Total Accounts Receivable
6. (Amount Considered Uncollectible)
7. Accounts Receivable (Net)                                            0               0

AGING OF POST PETITION                                      MONTH:  February-02
TAXES AND PAYABLES                                                -------------

                              0 - 30       31 - 60       61 - 90        91 +
TAXES PAYABLE                  DAYS         DAYS          DAYS          DAYS        TOTAL
-------------                 ------       -------       -------        -----       -----
1. Federal
2. State
3. Local
4. Other (Attach List)
5. Total Taxes Payable                                                                0
6. Accounts Payable                                                                   0

STATUS OF POST PETITION TAXES                               MONTH:  February-02
                                                                  -------------

                                BEGINNING TAX     AMOUNT WITHHELD                       ENDING TAX
FEDERAL                          LIABILITY*       AND/OR ACCRUED      (AMOUNT PAID)     LIABILITY
-------                         -------------     ---------------     -------------     ---------
1.  Withholding **
2.  FICA - Employee **
3.  FICA - Employer **
4.  Unemployment
5.  Income
6.  Other (Attach List)
7.  Total Federal Taxes                                                                      0

STATE AND LOCAL

8.  Withholding
9.  Sales
10. Excise
11. Unemployment
12. Real Property
13. Personal Property
14. Other (Attach List)
15. Total State And Local                                                                    0
16. Total Taxes                                                                              0

 * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form     does  X  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:       KEVCO, INC.                                  ACCRUAL BASIS - 5

CASE NUMBER:     401-40783-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                            MONTH:  February-02
                                                                  -------------

BANK RECONCILIATIONS                              Account # 1         Account # 2
--------------------                            ---------------       -----------
A.  BANK:                                       Bank of America                         Other Accounts               TOTAL
B.  ACCOUNT NUMBER:                                3750768521                            (Attach List)
C.  PURPOSE (TYPE):                               DIP Account
1.  Balance Per Bank Statement                            1,000                                                      1,000
2.  Add: Total Deposits Not Credited
3.  Subtract: Outstanding Checks
4.  Other Reconciling Items
5.  Month End Balance Per Books                           1,000                                                      1,000
6.  Number of Last Check Written                     N/A

INVESTMENT ACCOUNTS

                                           DATE               TYPE OF
BANK, ACCOUNT NAME & NUMBER             OF PURCHASE          INSTRUMENT          PURCHASE PRICE          CURRENT VALUE
---------------------------             -----------          ----------          --------------          -------------
7.

8.

9.

10. (Attach List)

11. Total Investments                                                                                             0

CASH
12. Currency On Hand                                                                                              0
13. Total Cash - End of Month                                                                                 1,000

This form     does  X  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:       KEVCO, INC.                                  ACCRUAL BASIS - 6

CASE NUMBER:     401-40783-BJH-11
                                                            MONTH:  February-02
                                                                  -------------
PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                         INSIDERS

                                       TYPE OF          AMOUNT        TOTAL PAID
              NAME                     PAYMENT           PAID           TO DATE
              ----                     -------          ------        ---------
1.
2.
3.
4.
5. (Attach List)
6. Total Payments To Insiders

                                  PROFESSIONALS

                             DATE OF
                           COURT ORDER                                               TOTAL
                           AUTHORIZING      AMOUNT      AMOUNT     TOTAL PAID      INCURRED
         NAME                PAYMENT       APPROVED      PAID       TO DATE       & UNPAID *
         ----              -----------     --------     ------     ----------     ----------
1.
2.
3.
4.
5. (Attach List)
6. Total Payments To
   Professionals

        * Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                              PROTECTION PAYMENTS

                          SCHEDULED       AMOUNTS         TOTAL
                           MONTHLY         PAID           UNPAID
                           PAYMENTS       DURING           POST
   NAME OF CREDITOR          DUE           MONTH         PETITION
   ----------------       ---------       -------       ----------
1. Bank of America                                      13,590,741
2.
3.
4.
5. (Attach List)
6. TOTAL                                                13,590,741

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:       KEVCO, INC.                                  ACCRUAL BASIS - 7

CASE NUMBER:     401-40783-BJH-11
                                                            MONTH:  February-02
                                                                  -------------
QUESTIONNAIRE

                                                                                                                YES           NO
                                                                                                                ---           --
1.  Have any Assets been sold or transferred outside the normal course of business this reporting period?                      X

2.  Have any funds been disbursed from any account other than a debtor in possession account?                                  X

3.  Are any Post Petition Receivables (accounts, notes, or loans) due from related parties?                      X

4.  Have any payments been made on Pre Petition Liabilities this reporting period?                                             X

5.  Have any Post Petition Loans been received by the debtor from any party?                                                   X

6.  Are any Post Petition Payroll Taxes past due?                                                                              X

7.  Are any Post Petition State or Federal Income Taxes past due?                                                              X

8.  Are any Post Petition Real Estate Taxes past due?                                                                          X

9.  Are any other Post Petition Taxes past due?                                                                                X

10. Are any amounts owed to Post Petition creditors delinquent?                                                                X

11. Have any Pre Petition Taxes been paid during the reporting period?                                                         X

12. Are any wage payments past due?                                                                                            X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

See Footnote

INSURANCE

                                                                                                                YES           NO
                                                                                                                ---           --
1.  Are Worker's Compensation, General Liability and other necessary insurance coverages in effect?              X

2.  Are all premium payments paid current?                                                                       X

3.  Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.


                              INSTALLMENT PAYMENTS

  TYPE OF POLICY           CARRIER           PERIOD COVERED       PAYMENT AMOUNT & FREQUENCY
  --------------           -------           --------------       --------------------------
General Liability       Liberty Mutual        9/1/00-9/1/02          Semi-Annual $64,657


This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:       KEVCO, INC.                               FOOTNOTES SUPPLEMENT

CASE NUMBER:     401-40783-BJH-11                          ACCRUAL BASIS

                                                           MONTH:   February-02
                                                                 --------------

ACCRUAL
BASIS
FORM
NUMBER    LINE NUMBER      FOOTNOTE / EXPLANATION
-------   -----------      ----------------------
  1            1           Pursuant to the February 12, 2001 Order (1)
  3            1           Authorizing Continued Use of Existing Forms and
                           Records; (2) Authorizing Maintenance of Existing
                           Corporate Bank Accounts and Cash Management System;
                           and (3) Extending Time to Comply with 11 U.S.C.
                           Section 345 Investment Guidelines, funds in the Bank
                           of America and Key Bank deposit accounts are swept
                           daily into Kevco's lead account number 1295026976.
                           The Bank of America lead account is administered by,
                           and held in the name of Kevco Management Co.
                           Accordingly, all cash receipts and disbursements flow
                           through Kevco Management's Bank of America DIP
                           account. A schedule allocating receipts and
                           disbursements among Kevco, Inc. and its subsidiaries
                           is included in this report as a Supplement to Accrual
                           Basis -3.

                           Intercompany assets were inadvertently doubled on Debtor's Schedules. The adjustment to equity corrects the error.

  1           15A,B,C      Intercompany receivables/payables are from/to
  1           32           co-debtors Kevco Management Co. (Case No.
                           401-40788-BJH), Kevco Distribution, LP (Case No.
                           401-40789-BJH)'

  1           15B,C        Kevco Holding, Inc. (Case No. 401-40785-BJH),
  1           22A          DCM Delaware, Inc. (Case No. 401-40787-BJH), Kevco
  1           27A          GP, Inc. (Case No. 401-40786-BJH), Kevco Components,
  7            3           Inc. (Case No. 401-40790-BJH), and Kevco
                           Manufacturing, LP. (Case No. 401-40784-BJH).

  1           24           Secured debt reductions are from the sales of Kevco
                           Manufacturing, LP's operating divisions, the asset
                           sale of the South Region of Kevco Distribution, as
                           well as direct cash payments.